UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of CFO and COO

On May 23, 2017, the Board of Directors (the “Board”) of Charles & Colvard, Ltd. (the “Company”) appointed Clint J. Pete, the Company’s current Interim Chief Financial Officer and Corporate Controller, as Chief Financial Officer and Treasurer of the Company and Don O’Connell, the Company’s current Senior Vice President, Supply Chain & Distribution, as Chief Operating Officer and Senior Vice President, Supply Chain.

Mr. Pete, age 55, was appointed as the Company’s Interim Chief Financial Officer effective as of December 2, 2016 and has served as Corporate Controller of the Company since June 2016. Prior to joining the Company, Mr. Pete mostly recently served as Director of Business Planning for Oracle Corporation, a cloud application company, from June 2013 to May 2016. Prior to his employment with Oracle Corporation, Mr. Pete served as Business Unit Controller, Global Signaling Solutions of Tekelec, a telecommunications company, from May 2011 to May 2013. At Tekelec, Mr. Pete also previously served as Global Revenue Controller. Prior to his employment with Tekelec, Mr. Pete served as Vice President of Finance and Controllers at Qualex Inc., a Kodak company. Before joining Qualex Inc., Mr. Pete held various management positions at Ernst & Young, LLP, an international public accounting firm. Mr. Pete holds a Bachelor of Business Administration degree in Accounting and Finance from Texas Tech University and is a Certified Public Accountant.

Mr. O’Connell, age 51, has served as the Company’s Senior Vice President, Supply Chain & Distribution since March 2016. Prior to joining the Company, Mr. O’Connell served as Executive Vice President Operations & Global Jewelry Business Solutions at OFT Investment & Management Group, a fine jewelry solutions and services group from February 2012 to March 2016. Prior to his employment with OFT Investment Management Group, Mr. O’Connell spent seven years with the Richline Group, LLC, a wholly owned subsidiary of Berkshire Hathaway, as Vice President, Operations & Procurement, both Foreign & Domestic. Prior to that, he was Vice President, Operations at Aurafin’s gem group division in Taramac, FL and La Paz, Bolivia as well as Vice President, Manufacturing & Contracting with OCON Enterprise.

In connection with Mr. Pete’s appointment as Chief Financial Officer and Treasurer and Mr. O’Connell’s appointment as Chief Operating Officer and Senior Vice President, Supply Chain, the Company entered into an employment agreement with each of Mr. Pete and Mr. O’Connell effective as of May 23, 2017 (the “Employment Agreements”). The Employment Agreements have a term of one year and renew automatically on an annual basis. Under the terms of the Employment Agreements, Mr. Pete and Mr. O’Connell will receive initial annual base salaries of $240,000 and $275,000, respectively. Mr. Pete and Mr. O’Connell also will be entitled to receive such benefits as are made available to the Company’s other similarly-situated executive employees, including, but not limited to, life, medical, and disability insurance, as well as retirement benefits.

In addition, each of Mr. Pete and Mr. O’Connell will receive, on the effective date of their respective Employment Agreements, a stock option to purchase 100,000 shares of the Company’s common stock. The awards will vest over a three-year period, with 25% of the option awards vesting six months after the grant date and an additional 25% of the option awards vesting on each of the following three anniversaries of the grant date provided Mr. Pete and Mr. O’Connell remain continuously employed with the Company through each anniversary.

Pursuant to the Employment Agreements, if the Company experiences a change of control (as defined in the Employment Agreements), and Mr. Pete’s or Mr. O’Connell’s employment is terminated within six months after such change of control by the Company without cause (as defined in the Employment Agreements) or by the employee for good reason (as defined in the Employment Agreements), Mr. Pete and/or Mr. O’Connell, as applicable, will continue to receive his respective base salary at the time of termination for a period of one year from such termination, so long as he complies with certain covenants in the Employment Agreements. In addition, each of Mr. Pete and Mr. O’Connell are entitled to receive six months of his base salary in the event the Company terminates him without cause not occurring within six months following a change of control or if the term of the applicable Employment Agreement expires following the Company’s notice of non-renewal, so long as he complies with certain covenants in the Employment Agreements. The Company has also agreed to accelerate the vesting of all outstanding unvested equity awards held by each of Mr. Pete and Mr. O’Connell upon the occurrence of a change of control or termination without cause not occurring within six months following a change of control, so long as he complies with certain covenants in the Employment Agreements. During each of Mr. Pete’s and Mr. O’Connell’s employment with the Company and for a period of one year following termination of their respective employment, Mr. Pete and Mr. O’Connell are prohibited from competing with the Company or attempting to solicit its customers or employees.

A copy of the press release announcing the appointments of Mr. Pete and Mr. O’Connell is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Document

10.1	Employment Agreement, effective as of May 23, 2017, by and between Charles & Colvard, Ltd. and Clint J. Pete
10.2	Employment Agreement, effective as of May 23, 2017, by and between Charles & Colvard, Ltd. and Don O’Connell
99.1	Press Release dated May 23, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

May 23, 2017	By:	/s/ Suzanne Miglucci
Suzanne Miglucci
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Employment Agreement, effective as of May 23, 2017, by and between Charles & Colvard, Ltd. and Clint J. Pete
10.2	Employment Agreement, effective as of May 23, 2017, by and between Charles & Colvard, Ltd. and Don O’Connell
99.1	Press Release dated May 23, 2017